Exhibit 99.2

Supplemental Financial Information Fourth Quarter 2004

Table of Contents
MuniMae
Supplementary Financial Information Fourth Quarter 2004
Introduction 2 Appendix Financial Highlights 3-4 Supplemental Information on Bond Portfolio 17-19 Coverage Ratios 5- Bond Portfolio Distribution 17 Distribution Growth, CAD Growth, and Payout — Cash Flow Hedging 18-19 Ratios 6 Analysis of Balance Sheet Components 20-21 Market Capitalization and Leverage 7-8 Contact Information 22 Consolidated Financials Balance Sheet 9 Income Statement 10-11 GAAP to CAD Reconciliation 12 Business Segments 13 Production Summary 14 Equity Research Coverage 15

Introduction
MuniMae
Supplementary Financial Information Fourth Quarter 2004
MuniMae provides debt and equity financing to developers and owners of multifamily housing and other real estate investments. We rely on our in-depth industry knowledge and expertise to successfully structure and manage investments both for our own account and for others.
MuniMae is organized as a limited liability company, which allows it to combine the limited liability, governance and management characteristics of a corporation with the pass-through income features of a partnership. As a result, the tax-exempt income derived from certain investments remains tax-exempt when passed through to shareholders.

Financial Highlights
MuniMae
Supplementary Financial Information Fourth Quarter 2004
(in thousands, except for share and per share data) Three Months Ended Twelve Months Ended December December 31, 31, Summary Financial Results 2004 2003 % Change 2004 2003 % Change GAAP Income $ 63,127 $ 58,410 8% $ 218,406 $ 171,485 27% Net Income 5,600 9,313 -40% 27,037 72,495 -63% Basic Net Income per Common Share 0.16 0.29 -45% 0.78 2.47 -68% Diluted Net Income per Common Share 0.16 0.28 -43% 0.78 2.44 -68% Adjusted GAAP (1) Income $ 71,546 $ 57,272 25% $ 228,241 $ 169,241 35% Net Income 21,843 14,086 55% 61,144 73,642 -17% Basic Net Income per Common Share 0.64 0.43 49% 1.77 2.51 -29% Diluted Net Income per Common Share 0.62 0.43 44% 1.76 2.47 -29% GAAP Wtd Avg Common Shares Outstanding 34,052,83632,496,904 34,521,842 29,397,521 GAAP Diluted Shares Outstanding 35,420,91032,894,390 34,783,888 29,766,032 CAD (2) Sources of Cash $ 68,274 $ 60,996 12% $ 253,487 $ 179,706 41% CAD 22,199 19,021 17% 81,718 63,849 28% CAD per Common Share 0.63 0.58 9% 2.33 2.13 9% CAD Common Shares Outstanding 35,182,57932,576,380

Financial Highlights
MuniMae
Supplementary Financial Information Fourth Quarter 2004
Note 1 — We adopted FASB Interpretation No. 46R, “Consolidation of Variable Interest Entities” effective March 31, 2004, which required us to consolidate certain tax credit equity funds and real estate operating partnerships in which we have a 1% or less general partnership interest. As a result of consolidating the funds, syndication and other fees earned on these funds have been eliminated in consolidation.
These changes, coupled with the finance accounting required for the guaranteed tax credit equity funds under FAS 66, make the year over year comparisons difficult. Accordingly, we have presented adjusted amounts for comparability purposes to prior years. These amounts are not in accordance with generally accepted accounting principles.
Note 2 — We provide investors with a non-GAAP performance measurement, Cash Available for Distribution (“CAD”), to report our operating results. We believe this measure, in addition to net income, provides investors with the information necessary to assess our operating results. This concept is similar to Funds From Operations (“FFO”) for REITs. We define CAD as net income, adjusted for:
(1) cash received for origination, syndication and guarantee fees and other revenue but deferred for GAAP purposes;
(2) non-cash items, which include primarily fair market value adjustments related to derivatives, amortization of intangible assets, non-cash gains and losses associated with the sale of servicing rights, valuation allowances and impairment losses related to our investments in loans, bonds and bond-related investments, changes in accounting principle and deferred compensation and deferred tax expenses;
(3) cash received from our investments in certain partnerships rather than our allocable share of GAAP-based net income (which includes depreciation and amortization);
(4) syndication and other fees eliminated due to the consolidation of certain tax credit equity funds and the requirements surrounding the guaranteed tax credit equity funds; and
(5) the different carrying bases for GAAP and CAD on properties sold.
Our calculation of CAD may not be comparable to similarly titled measures reported by other companies because there is no generally accepted methodology for computing CAD and all companies do not calculate CAD in the same manner. It should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of our financial performance. CAD is reconciled to net income on page 12 of this supplemental financial information package.
Notes 1 and 2 are referenced throughout the remainder of the presentation.

Coverage Ratios
MuniMae
Supplementary Financial Information Fourth Quarter 2004
Three Months Ended Twelve Months Ended December 31, December 31, 2004 2003 2004 2003 Fixed Charge Coverage
GAAP (3) 1.48x 1.97x 1.49x 2.44x
CAD (4) 2.04x 2.47x 2.06x 2.21x
Dividend Summary
Distributions per Common Share $ 0.4725 $ 0.4525 $ 1.8600 $ 1.7950 Dividend Yield 6.9% 7.3% 6.8% 7.3% CAD Payout Ratio 74.9% 77.5% 79.7% 86.3%
Notes:
(3) GAAP Fixed Charge Coverage equals net income plus depreciation and amortization, net gains (losses) on derivatives, income tax expense, interest expense, interest expense on preferred shares and subordinate debentures, and dividends on perpetual preferred shares, divided by interest expense plus interest expense on preferred shares and subordinate debentures and dividends on perpetual preferred shares.
(4) CAD Fixed Charge Coverage equals total CAD to common shares plus depreciation and amortization, income tax expense, interest expense, interest expense on preferred shares and subordinate debentures and dividends on perpetual preferred shares, divided by interest expense plus interest expense on preferred shares and subordinate debentures and dividends on perpetual preferred shares.

Distribution Growth, CAD Growth, and Payout Ratio
MuniMae
Supplementary Financial Information Fourth Quarter 2004
100% $2.33
$2.25 $2.13 $2.00 $1.92 95% $1.86 $1.86 $1.76 $1.80 $1.72 $1.67
$1.50 90%
90%
89%
88%
86% 85% $0.75
80%
80%
$0.00 75%
2000 2001 2002 2003 2004
Distribution Per Share CAD Per Share CAD Payout Ratio

Market Capitalization and Leverage
MuniMae
Supplementary Financial Information Fourth Quarter 2004
(in thousands, except for share data) December 31, 2004 December 31, 2003 GAAP Adj. GAAP (1) GAAP Adj. GAAP (1) Total Market Capitalization (5) Senior Debt $ 1,589,632 $ 1,265,308 $ 1,208,067 $ 1,208,067 Subordinate Debentures (Trust Preferred) 84,000 84,000 — - Preferred Shares (liquidation preference) 241,000 241,000 168,000 168,000 Equity at Market Value 957,245 957,245 806,654 806,654 Total Market Capitalization $ 2,871,877 $ 2,547,553 $ 2,182,721 $ 2,182,721 Total Assets $ 3,310,330 $ 2,385,366 $ 2,249,619 $ 2,093,361 Leverage Ratios Senior Debt to Total Assets 48.0% 53.0% 53.7% 57.7% Senior Debt to Total Market Capitalization 55.4% 49.7% 55.3% 55.3% Common Shares Outstanding Total Shares Outstanding at Period-End 35,179,884 35,179,884 32,592,093 32,592,093 Closing Common Share Price at Period-End $ 27.21 $ 27.21 $ 24.75 $ 24.75 (5) Senior Debt includes notes payable, short-term debt, and long-term debt

Market Capitalization
MuniMae
Supplementary Financial Information Fourth Quarter 2004
Total Market Capitalization Adjusted GAAP (1) as of December 31, 2004
Preferred Shares
Equity Market Cap 9% 39% Subordinate Debentures 3% Long-term debt 6%
Short-term debt
Notes payable 16% 27%

Consolidated Balance Sheet

MuniMae
Supplementary Financial Information
Fourth Quarter 2004

(in thousands)	Balance Sheet as of December 31, 2004		Balance Sheet as of December 31, 2003	
	GAAP	Adj. GAAP[1]	GAAP	Adj. GAAP[1]
ASSETS				
Tax-exempt bonds	$ 1,275,748	$ 1,275,748	$ 1,043,973	$ 1,043,973
Loans receivable, net	630,939	630,939	552,376	552,376
Cash, cash equivalents and interest receivable	111,249	111,249	67,669	67,669
Investments in partnerships	827,273	114,884	282,492	171,899
Restricted and other assets	153,296	118,191	163,016	117,351
Land, building, and equipment	182,773	5,303	5,429	5,429
Goodwill and intangibles	129,052	129,052	134,664	134,664
Total assets	**$ 3,310,330**	**$ 2,385,366**	**$ 2,249,619**	**$ 2,093,361**
LIABILITIES AND SHAREHOLDERS' EQUITY				
Notes payable	$ 1,012,461	$ 688,137	$ 663,544	$ 663,544
Short-term debt	413,157	413,157	371,881	371,881
Long-term debt	164,014	164,014	172,642	172,642
Subordinate Debentures	84,000	84,000	-	-
Preferred Shares	168,000	168,000	168,000	168,000
Accounts payable and other liabilities	320,146	96,691	231,686	74,072
Total liabilities	**$ 2,161,778**	**$ 1,613,999**	**$ 1,607,753**	**$ 1,450,139**
Minority interest in subsidiary companies	**404,586**	-	**31**	-
Preferred shareholders' equity in a subsidiary company	**71,031**	**71,031**	-	-
Total shareholders' equity	**672,935**	**700,336**	**641,835**	**643,222**
Total liabilities and shareholders' equity	**$ 3,310,330**	**$ 2,385,366**	**$ 2,249,619**	**$ 2,093,361**

9 MuniMae

Consolidated Income Statements –Quarters Ended December 31, 2004 and 2003

MuniMae
Supplementary Financial Information
Fourth Quarter 2004

(in thousands)

	For the three months ended December 31, 2004		For the three months ended December 31, 2003	
INCOME:	GAAP	Adj. GAAP[(1)]	GAAP	Adj. GAAP[(1)]
Interest income	$ 33,804	$ 34,074	$ 28,516	$ 28,454
Fee income	22,380	37,472	29,894	28,818
Net rental income	6,943	-	-	-
Total Income	$ 63,127	$ 71,546	$ 58,410	$ 57,272
Expenses:				
Interest expense	$ 20,207	$ 15,396	$ 12,333	$ 12,259
Interest expense on debentures and preferred shares	5,499	5,499	3,195	3,195
Salaries and benefits	15,672	14,585	15,034	15,034
General and administrative	8,818	4,672	4,223	4,303
Professional fees	4,415	4,057	1,218	1,218
Depreciation and amortization	4,459	2,045	3,300	3,249
Total expenses	$ 59,070	$ 46,254	$ 39,303	$ 39,258
Net gains (losses) on sales and derivatives, impairments and valuation allowances, income tax (expense) benefit, net income (expense) allocable to minority interest and net losses from equity investments in partnerships	1,328	(3,664)	(8,566)	(2,700)
Net income from continuing operations	5,385	21,628	10,541	15,314
Discontinued operations	215	215	-	-
Cumulative effect of a change in accounting principle	-	-	(1,228)	(1,228)
Net income	$ 5,600	$ 21,843	$ 9,313	$ 14,086

10

MUNIMAE

Consolidated Income Statements – Years Ended December 31, 2004 and 2003

MuniMae
Supplementary Financial Information
Fourth Quarter 2004

(in thousands)

	For the twelve months ended December 31, 2004		For the twelve months ended December 31, 2003	
INCOME:	GAAP	Adj. GAAP[(1)]	GAAP	Adj. GAAP[(1)]
Interest income	$ 134,399	$ 134,498	$ 111,005	$ 110,912
Fee income	66,048	93,743	60,480	58,329
Net rental income	17,959	-	-	-
Total income	$ 218,406	$ 228,241	$ 171,485	$ 169,241
EXPENSES:				
Interest expense	$ 69,884	$ 58,132	$ 44,528	$ 44,442
Interest expense on debentures and preferred shares	17,318	17,318	6,189	6,189
Salaries and benefits	69,540	66,933	41,736	41,736
General and administrative	26,445	15,185	11,152	10,775
Professional fees	11,118	10,293	4,188	4,188
Depreciation and amortization	14,159	7,668	7,492	7,389
Total expenses	$ 208,464	$ 175,529	$ 115,285	$ 114,719
Net gains (losses) on sales and derivatives, impairments and valuation allowances, income tax (expense) benefit, net income (expense) allocable to minority interest and net losses from equity investments in partnerships	5,495	(2,648)	(8,225)	(5,400)
Net income from continuing operations	15,437	50,064	47,975	49,122
Discontinued operations	11,080	11,080	25,748	25,748
Cumulative effect of a change in accounting principle	520	-	(1,228)	(1,228)
Net income	$ 27,037	$ 61,144	$ 72,495	$ 73,642

11 MuniMae

Net Income to CAD Reconciliation
MuniMae
Supplementary Financial Information Fourth Quarter 2004
(in thousands) For the For the three twelve months months ended ended December December 31, 2004 31, 2004 Net income $ 5,600 $ 27,037 Fees deferred for GAAP purposes (526) 15,507 Non-cash items 361 7,014 Adjustments for investments in partnerships 736 7,400 Adjustments to income due to consolidation of tax credit funds 16,243 34,107 Different carrying bases (215) (9,347) (2) Cash Available for Distribution (CAD) $ 22,199 $ 81,718

Business Segments
MuniMae
Supplementary Financial Information Fourth Quarter 2004
MuniMae
Investing Tax Credit Syndication Real Estate Finance
(6)
$1.3 billion tax-exempt bonds $6.0 billion tax credit equity $2.1 billion loans serviced $89 million taxable equity investments assets under management
Interest Income Syndication Fees Mortgage Servicing Fees Distribution Income Asset Management Fees Origination Fees Occasional Gains on Sale Guarantee Fees Interest Spread Income
(6) Includes $33 million of taxable loans associated with tax-exempt bond originations.

Production Summary
MuniMae
Supplementary Financial Information Fourth Quarter 2004
(in thousands) 2004 Business Segment Production Q1 Q2 Q3 Q4 Total Investing Tax Exempt Bonds $ 49,280 $ 121,620 $ 85,314 $ 145,405 $ 401,619 Equity Investments (CAPREIT) — 5,476 6,600 — 12,076 Tax Credit Syndication Tax Credit Equity Syndications $ 91,331 $ 243,989 $ 280,885 $ 487,904 $ 1,104,109 Real Estate Finance Permanent Loans $ 61,964 $ 162,765 $ 76,505 $ 157,849 $ 459,083 Construction Loans 129,691 89,731 52,375 83,876 355,673 Agency Bonds (7) — 26,800 38,315 81,900 147,015 Supplemental Loans 11,744 10,447 12,705 19,631 54,527 Conventional Equity 3,815 13,094 4,808 4,890 26,607 Total Production $ 347,825 $ 673,922 $ 557,507 $ 981,455 $ 2,560,709
(7) Bonds originated for FannieMae, Freddie Mac and FHA/HUD programs.

Equity Research Coverage
MuniMae
Supplementary Financial Information Fourth Quarter 2004
Firm Analyst Telephone A.G. Edwards Matthew Park 314-955-6049 Legg Mason Wood Walker Rod Petrik 410-454-4131 Merrill Lynch Brian Legg 212-449-1153 RBC Capital Jay Leupp 415-633-8588 Wachovia Securities Christopher Haley 443-263-6773

Appendix
MuniMae
Supplementary Financial Information Fourth Quarter 2004
Supplemental Information on Bond Portfolio 17-19 — Bond Portfolio Distribution 17 — Cash Flow Hedging 18-19 Analysis of Balance Sheet Components 20-21 Contact Information 22

Bond Portfolio Distribution
MuniMae
Supplementary Financial Information Fourth Quarter 2004
By State
VA
5% CA 12% Other 31%
FL 12%
GA 10%
TX TN 2 6% 4%
Definitions:
LIHTC – Low income housing tax credit CDD – Community development district 501(c)(3) – Non-profit entity
80/20 – Properties where generally 20-40% of the units must be set aside for those at 50-60% of the median income.
By Property Status
Under Construction 18%
CDD (N/A) 6%
Rehabilitation Stabilized 5% 6 0 % Lease up 11%
By Bond Type
501(c)(3) Bond 19%
LIHTC
47%
80 / 2 0
28%
CDD
6%

Cash Flow Hedging
MuniMae
Supplementary Financial Information Fourth Quarter 2004
(in thousands) Total Amount % Total Average Term in (in thousands) Securitizations Years Fixed Rate Securitizations $ 148,621 26% 2 Floating Rate Securitizations 413,157 74% 5 Total Securitizations $ 561,778 100% 4 Total Amount % Total Average Term in (in thousands) Securitizations Years Floating Rate Securitizations $ 413,157 74% 5 Interest Rate Swaps (286,015) -51% 3 Net Floating Rate Securitizations $ 127,142 23%
Securitization Portfolio
Fixed Rate 26%
Floating Rate 74%
Securitization Portfolio with Swaps
Fixed Rate
2 6%
Synthetic Fixed 51%
Floating R a t e 23%

Cash Flow Hedging
MuniMae
Supplementary Financial Information Fourth Quarter 2004
“We use a laddered hedging strategy to minimize roll-over risk in any one year”
Interest Rate Swap Maturities
As of December 31, 2004
$100,000,000 $75,000,000 $50,000,000 $25,000,000
$0
2005 2006 2007 2008 2009 2010 2011
(Weighted Average Swap Rate of 3.33%)

Analysis of GAAP Balance	MuniMae
Sheet Components	Supplementary Financial Information
Fourth Quarter 2004

(in thousands)									Consolidated
	Bond				CAPREIT		Preferred		Balance Sheet		Off Balance
	Securitizations and		Taxable	Tax Credit	Equity		Equity in	Tax Credit	December 31,		Sheet Bond
	Derivatives (8)		Lending (9)	Operations (10)	Investments (11)	Other	TE Bond Sub (12)	Funds (13)	2004		Financings
ASSETS
Investment in loans/bonds, net	$1,311,247		$593,208	$—	$2,232	$—	$—	$—	$1,906,687		$156,006
Investments in partnerships	—		—	44,536	70,351	(3)	—	712,389	827,273		—
Cash and cash equivalents	—		—	—	—	92,881	—	—	92,881		—
Other assets	22,834		15,052	46,061	—	50,657	7,258	212,575	354,437		—
Goodwill (14)	—		15,855	88,874	—	1,880	—	—	106,609		—
Other intangibles	—		—	22,443	—	—	—	—	22,443		—

Total assets	$1,334,081		$624,115	$201,914	$72,583	$145,415	$7,258	$924,964	$3,310,330		$156,006

LIABILITIES AND SHAREHOLDERS’ EQUITY
Senior debt	$674,668		$527,618	$63,022	$—	$—	$—	$324,324	$1,589,632		$156,006
Preferred securities	—		—	84,000	—	—	168,000	—	252,000		—
Tax credit equity syndication guarantee liability	—		—	—	—	—	—	186,778	186,778		—
Other liabilities	7,929		40,311	21,447	—	20,462	6,542	36,677	133,368		—

Total liabilities	682,597		567,929	168,469	—	20,462	174,542	547,779	2,161,778		156,006

Minority interest in subsidiary companies	—		—	—	—	—	—	404,586	404,586		—
Preferred shareholders’ equity in subsidiary companies	—		—	—	—	—	$71,031	—	71,031		—
Liabilities / Assets	51%	(16)	91%	83%	0%	14%	2405%	59%	65%	(17)	100%
Total shareholders’ equity (15)	651,484		56,186	33,445	72,583	124,953	(238,315)	(27,401)	672,935		—

Total liabilities and shareholders’ equity	$1,334,081		$624,115	$201,914	$72,583	$145,415	$7,258	$924,964	$3,310,330		$156,006

Analysis of GAAP Balance	MuniMae Supplementary Financial Information
Sheet Components	Fourth Quarter 2004

NOTES

(8)	Bond securitizations and derivatives includes the Company’s investments in tax-exempt bonds, bond related investments and derivatives and the related on-balance sheet debt and cash collateral.

(9)	Taxable lending includes the Company’s construction and permanent loans and the related borrowings from the Midland Affordable Housing Group Trust, pension funds and lines of credit.

(10)	Tax credit operations includes the Company’s investment in properties and advances to tax credit equity funds and the related borrowings under lines of credit.

(11)	CAPREIT equity investments includes the taxable equity investments in the CAPREIT joint ventures and the related cash collateral.

(12)	Due to Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity,” the mandatorily redeemable preferred shares issued by TE Bond Subsidiary have been reclassified to debt.

(13)	Tax credit funds reflects the consolidation of assets and liabilities of certain tax credit equity funds under two GAAP rules: Financial Interpretation No. 46, “Consolidation of Variable Interest Entities (Revised)” (FIN46R), which requires consolidation of certain funds which are considered “variable interest entities” and Statement of Financial Accounting Standards No. 66, “Accounting for Sales of Real Estate”, which requires consolidation of funds where the Company has provided investors a guarantee or has continuing involvement with the assets of the funds. The great majority of assets, and all of the minority interest in subsidiary companies, shown in this column relates to funds consolidated as of December 31, 2004 pursuant to FIN46R.

(14)	Goodwill of $31.7 million related to the 1999 purchase of the Midland Companies has been allocated equally between taxable lending and tax credit operations.

(15)	Shareholders’ equity was calculated by taking assets minus liabilities and minority interest for each column, and therefore, these amounts do not accurately represent the actual or notional amount of equity attributable to each column.

(16)	Including the assets and liabilities from off balance sheet bond securitizations, the percentage relating to bond securitizations and derivatives would be 56%.

(17)	Adjusted to include minority interest as a liability, the percentage would be 78%. Adjusted to exclude the assets and liabilities of the tax credit funds, the percentage would be 68%.

Contact Information
MuniMae
Supplementary Financial Information Fourth Quarter 2004
MuniMae
621 East Pratt Street, Suite 300 Baltimore, Maryland 21202-3140 Phone: 877-461-4895 Fax: 410-727-5387
Investor Contacts:
Mike Rulf
Principal, Investor Relations
443-263-2921
Angela Richardson
Investor Relations Representative
443-263-2924